Waddell & Reed Advisors
                    New Concepts Fund

                    Annual
                    Report
                    -------------
                    June 30, 2001

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        15     Statement of Assets and Liabilities

        16     Statement of Operations

        17     Statement of Changes in Net Assets

        18     Financial Highlights

        22     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Income Tax Information

        30     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors New Concepts Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
  June 30, 2001

An interview with Kimberly A. Scott, portfolio manager of Waddell & Reed Advisors New Concepts Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors New Concepts Fund, Inc. for the fiscal period ended June 30, 2001. The following graphs and tables provide you with information regarding the Fund's performance during the period, while the following discussion provides information regarding the Fund's performance during the twelve months ended June 30, 2001. The Fund's board of directors recently approved a change in the Fund's fiscal year-end from March 31 to June 30.

How did the Fund perform during the last twelve months?
The Fund had a negative return during a year that was characterized by a difficult environment for stocks. Nonetheless, the Fund still outperformed its benchmark index for the period. The Fund's Class A shares declined 22.77 percent during the year, compared with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which declined 31.49 percent during the same period, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 25.98 percent for the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What helped the Fund outperform its benchmark index during the last twelve months?
The Fund maintained a large cash position, which we believe helped in withstanding the difficult bear market over the last twelve months. In addition, the Fund's positions in health care, consumer discretionary, specialty energy and utility stocks all outperformed the same sectors in the benchmark portfolio, which helped the Fund's performance overall.

What other market conditions or events influenced the Fund's performance during the last twelve months?
A broad-based and steep decline over the past twelve months in the value of technology and telecommunications services stocks seemed to contribute to poor performance for mid cap growth funds in general. The Fund maintained low exposure to these sectors, relative to the Russell Mid-Cap Growth Index. This, in addition to the Fund's large cash position, allowed it to deliver better performance than its benchmark index.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We believe that our overweight position in the energy sector for much of the year, along with an underweight position in the technology sector for much of the last half of the year, helped to protect the Fund as the bear market got particularly ugly. Further, we feel that increased exposure to stocks of companies with stable and recurring revenue streams has been a benefit to the portfolio, along with the inclusion of stronger-performing stocks in the health care sector. Finally, we believe that the Fund's cash position also provided a significant degree of stability. Those positives were reversed somewhat in the last quarter of the twelve -month period, as technology stocks rebounded sharply and the performance of energy stocks began to deteriorate. Fortunately, we retained a number of strong-performing consumer discretionary, financial services and telecommunications services stocks as a counterbalance, allowing the Fund to perform almost in line with its benchmark in the last quarter of the year.

What industries or sectors did you emphasize during the last twelve months, and what looks attractive to you going forward?
During the year, we emphasized the energy and health care sectors, along with some computer services, especially transaction processors. We felt that these groups all had defensive characteristics and opportunities for stable revenue and earnings growth during an economic climate in which many companies were clearly struggling to define their business prospects over the next six to twelve months. We continue to believe that success in the mid cap growth sector will likely come through stock-specific investing, rather than sector-specific investing. Generally, we feel that the Fund's near- to intermediate-term bias should be toward cyclical investments that should be able to take advantage of the Federal Reserve's recent series of interest rate reductions and the forthcoming federal tax rebates. We anticipate that these events should serve to stimulate the economy, both at the consumer and, eventually, the corporate level. Therefore, we continue to search for opportunities to invest in consumer cyclical stocks, such as retailers, media and advertising companies, financial services stocks, capital goods stocks and selected technology stocks. As always, we intend to continue our effort to emphasize quality in terms of revenue, earnings growth, consistency and financial stability.


Respectfully,


Kimberly A. Scott
Manager
Waddell & Reed Advisors
New Concepts Fund, Inc.

Comparison of Change in Value of $10,000 Investment

               Waddell & Reed
               Advisors                     Lipper
               New                         Mid-Cap
               Concepts     Russell         Growth
               Fund, Inc.,  Mid-Cap          Funds
               Class         Growth       Universe
               A Shares       Index        Average
               ---------  ---------     ----------
  03-31-92        9,425      10,000         10,000
  03-31-93        9,726      11,314         11,113
  03-31-94       11,206      12,081         12,503
  03-31-95       13,503      13,519         13,788
  03-31-96       17,579      17,403         18,604
  03-31-97       16,106      18,507         18,648
  03-31-98       24,390      26,353         26,860
  03-31-99       28,739      28,694         27,423
  03-31-00       50,181      50,844         52,140
  03-31-01       32,484      27,784         32,072
  06-30-01       36,126      32,266         36,392

===== Waddell & Reed Advisors New Concepts Fund, Inc., Class A Shares* --
$36,126
 . . . Russell Mid-Cap Growth Index -- $32,266
----  Lipper Mid-Cap Growth Funds Universe Average -- $36,392

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

 Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
                    -------    -------   -------   -------

Year Ended
  6-30-01             -22.77%   -21.62%   -19.01%   -17.78%
 5 Years Ended
  6-30-01              13.48%      ---       ---     15.21%
10 Years Ended
  6-30-01              17.08%      ---       ---       ---
Since inception of
  Class++ through
  6-30-01                ---      3.66%     5.49%    14.54%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B and Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND
--------------------------------------------------------------
New Concepts Fund

GOAL
To seek the growth of capital.

Strategy
Invests primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index and that the Fund's investment manager believes offer above-average growth potential.

Founded
1983

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

           Per Share Data
For the Fiscal Period Ended June 30, 2001
-----------------------------------------
Net asset value on
   6-30-01                      $8.73
   3-31-01                       7.85
                               ------
Change per share                $0.88
                               ======
Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    -----------------------*
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-01       -22.77%   -18.06%          -21.62%      -19.03%
 5-year period
  ended 6-30-01        13.48%    14.83%             ---          ---
10-year period
  ended 6-30-01        17.08%    17.77%             ---          ---
Since inception
  of Class (F)           ---       ---             3.66%        5.44%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period                        Class C(B)          Class Y(C)
------                        ----------          ----------
 1-year period
  ended 6-30-01                 -19.01%             -17.78%
 5-year period
  ended 6-30-01                    ---               15.21%
10-year period
  ended 6-30-01                    ---                 ---
Since inception
  of Class(D)                     5.49%              14.54%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not reflect the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND

Portfolio Highlights

On June 30, 2001, Waddell & Reed Advisors New Concepts Fund, Inc. had net assets totaling $1,494,239,899 invested in a diversified portfolio of:

   70.45%  Common Stocks
   29.55%  Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors New Concepts Fund, Inc., for every $100 you had invested on June 30, 2001, your Fund owned:

 $29.55  Cash and Cash Equivalents
  23.56  Manufacturing Stocks
  18.04  Services Stocks
  13.94  Transportation, Communication, Electric
           and Sanitary Services Stocks
   7.78  Finance, Insurance and Real Estate Stocks
   3.74  Mining Stocks
   2.61  Wholesale and Retail Trade Stocks
   0.78  Miscellaneous Investing Institutions Stock

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS
Building Materials and Garden Supplies - 0.87%
 Fastenal Company  .......................   210,000 $ 12,986,400
                                                     ------------

Business Services - 17.07%
 AOL Time Warner Inc.*  ..................   825,000   43,725,000
 Acxiom Corporation*  ....................   333,900    4,243,869
 Alliance Data Systems Corporation*  .....   120,900    1,813,500
 Arbitron Inc.*  .........................   345,000    8,314,500
 Brocade Communications Systems, Inc.*  ..   276,000   12,052,920
 CheckFree Corporation*  ................. 1,023,800   35,996,808
 Digital Insight Corporation* ............   571,900   12,067,090
 eBay Inc.*  .............................   793,000   54,221,375
 Getty Images, Inc.*  ....................   459,600   12,066,798
 Interpublic Group of Companies,
   Inc. (The) ............................   928,000   27,236,800
 Intuit Inc.*  ...........................   619,000   24,756,905
 TMP Worldwide Inc.*  ....................   282,000   16,867,830
 Total System Services, Inc.  ............    61,100    1,735,240
                                                     ------------
                                                      255,098,635
                                                     ------------

Chemicals and Allied Products - 8.27%
 Biogen, Inc.* ...........................   844,000   45,854,520
 Estee Lauder Companies Inc. (The),
   Class A ...............................   174,000    7,499,400
 Genzyme Corporation -
   General Division (A)* .................   742,400   45,472,000
 IVAX Corporation*  ......................   635,000   24,765,000
                                                     ------------
                                                      123,590,920
                                                     ------------

Communication - 8.94%
 Adelphia Communications Corporation,
   Class A* ..............................   740,000   30,081,000
 Charter Communications, Inc.*  .......... 1,678,150   39,428,134
 Cox Radio, Inc., Class A*  ..............   308,900    8,602,865
 Nextel Communications, Inc.*  ...........   617,600   10,823,440
 Research In Motion Limited*  ............   355,000   11,404,375
 Sprint Corporation - PCS Group*  ........ 1,379,000   33,302,850
                                                     ------------
                                                      133,642,664
                                                     ------------

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001

                                              Shares        Value
COMMON STOCKS (Continued)
Depository Institutions - 5.34%
 Charter One Financial, Inc.  ............   323,000  $10,303,700
 Concord EFS, Inc.*  .....................   969,350   50,411,047
 Synovus Financial Corp.  ................   610,100   19,144,938
                                                     ------------
                                                       79,859,685
                                                     ------------

Electric, Gas and Sanitary Services - 3.80%
 Citizens Communications Company*  ....... 1,183,700   14,239,911
 El Paso Corporation  ....................   811,000   42,609,940
                                                     ------------
                                                       56,849,851
                                                     ------------

Electronic and Other Electric Equipment - 6.66%
 ADC Telecommunications, Inc.*  .......... 2,731,000   17,956,325
 Altera Corporation*  ....................   297,000    8,583,300
 Cypress Semiconductor Corporation*  .....   637,000   15,192,450
 Lattice Semiconductor Corporation*  ..... 1,521,000   37,568,700
 McData Corporation, Class A*  ...........   657,800   11,758,175
 McData Corporation, Class B*  ...........   201,000    4,120,500
 Network Appliance, Inc.*  ...............   312,000    4,272,840
                                                     ------------
                                                       99,452,290
                                                     ------------

Engineering and Management Services - 0.97%
 KPMG Consulting, Inc.*  .................   943,350   14,485,139
                                                     ------------

General Merchandise Stores - 1.45%
 Dollar General Corporation  .............1,107,000    21,586,500
                                                     ------------

Holding and Other Investment Offices - 0.78%
 Nasdaq-100 Index Tracking Stock*  .......   256,000   11,699,200
                                                     ------------

Industrial Machinery and Equipment - 4.86%
 Baker Hughes Incorporated  .............. 1,119,300   37,496,550
 Cisco Systems, Inc.*  ...................   480,000    8,731,200
 Cooper Cameron Corporation*  ............   472,000   26,337,600
                                                     ------------
                                                       72,565,350
                                                     ------------
                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001
                                              Shares        Value
COMMON STOCKS (Continued)
Instruments and Related Products - 1.12%
 Biomet, Inc.  ...........................   348,000$  16,723,140
                                                     ------------

Insurance Agents, Brokers and Service - 1.21%
 Hartford Financial Services
   Group Inc. (The) ......................   264,000   18,057,600
                                                     ------------

Miscellaneous Retail - 0.29%
 Rite Aid Corporation*  ..................  484,050     4,356,450
                                                     ------------

Oil and Gas Extraction - 3.74%
 Burlington Resources Incorporated  ......   835,000   33,358,250
 Noble Affiliates, Inc.  .................   637,000   22,517,950
                                                     ------------
                                                       55,876,200
                                                     ------------

Printing and Publishing - 1.04%
 Martha Stewart Living Omnimedia, Inc.*  .   671,500   15,511,650
                                                     ------------

Real Estate - 1.23%
 homestore.com, Inc.*  ...................   518,200   18,331,325
                                                     ------------

Transportation Equipment - 1.61%
 Harley-Davidson, Inc. (A)  ..............   510,000   24,010,800
                                                     ------------

Trucking and Warehousing - 1.20%
 Iron Mountain Incorporated*  ............   400,000   17,936,000
                                                     ------------

TOTAL COMMON STOCKS - 70.45%                       $1,052,619,799
 (Cost: $824,093,636)

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Commercial Paper
Auto Repair, Services and Parking - 1.00%
 PHH Corp.:
   4.05%, 7-19-01 ........................   $10,000  $ 9,979,750
   4.0%, 8-21-01 .........................     5,000    4,971,667
                                                     ------------
                                                       14,951,417
                                                     ------------

Chemicals and Allied Products - 6.04%
 Abbott Laboratories:
   3.8%, 7-5-01 ..........................    15,000   14,993,667
   4.1%, 7-5-01 ..........................    10,000    9,995,445
 Glaxo Wellcome PLC,
   3.94%, 7-9-01 .........................    14,000   13,987,742
 Merck & Co., Inc.:
   3.88%, 7-2-01 .........................    20,000   19,997,844
   3.95%, 7-2-01 .........................    17,305   17,303,101
 Pfizer Inc.,
   3.92%, 7-12-01 ........................    14,000   13,983,231
                                                     ------------
                                                       90,261,030
                                                     ------------

Communication - 2.67%
 BellSouth Corporation,
   3.92%, 7-6-01 .........................    20,000   19,989,111
 SBC Communications Inc.,
   3.99%, 7-3-01 .........................    20,000   19,995,567
                                                     ------------
                                                       39,984,678
                                                     ------------
Depository Institutions - 1.34%
 Svenska Handelsbanken Inc.,
   3.93%, 7-9-01 .........................    20,000   19,982,533
                                                     ------------

Electric, Gas and Sanitary Services - 1.00%
 Kansas City Power & Light Co.,
   4.3%, 7-17-01 .........................    15,000   14,971,333
                                                     ------------

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Food and Kindred Products - 0.69%
 General Mills, Inc.,
   3.9%, Master Note .....................    $  788  $   788,000
 Heinz (H.J.) Co.,
   3.97%, 7-9-01 .........................     9,530    9,521,593
                                                     ------------
                                                       10,309,593
                                                     ------------

Forestry - 0.86%
 Weyerhaeuser Co.,
   4.0%, 8-3-01 ..........................    12,880   12,832,773
                                                     ------------

General Merchandise Stores - 2.56%
 May Department Stores Co.,
   3.91%, 7-6-01 .........................    13,152   13,144,858
 Wal-Mart Stores, Inc.,
   3.62%, 7-24-01 ........................    25,125   25,066,892
                                                     ------------
                                                       38,211,750
                                                     ------------

Heavy Construction, Excluding Building - 0.67%
 Halliburton Company,
   3.91%, 7-18-01 ........................    10,000    9,981,536
                                                     ------------

Industrial Machinery and Equipment - 2.17%
 Hewlett-Packard Company:
   3.73%, 7-12-01 ........................    20,000   19,977,206
   3.94%, 7-17-01 ........................    12,500   12,478,111
                                                     ------------
                                                       32,455,317
                                                     ------------

Instruments and Related Products - 0.67%
 Emerson Electric Co.,
   4.02%, 7-6-01 .........................    10,000    9,994,417
                                                     ------------

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Insurance Carriers - 2.62%
 USAA Capital Corp.:
   3.65%, 7-10-01 ........................   $28,000 $ 27,974,450
   3.8%, 7-18-01 .........................    11,157   11,136,979
                                                     ------------
                                                       39,111,429
                                                     ------------

Nondepository Institutions - 2.76%
 Deere (John) Capital Corp.,
   3.7%, 7-23-01 .........................    10,000    9,977,389
 PACCAR Financial Corp.,
   3.62%, Master Note ....................     3,383    3,383,000
 Transamerica Finance Corp.:
   3.93%, 7-5-01 .........................    15,000   14,993,450
   3.95%, 7-5-01 .........................    12,900   12,894,338
                                                     ------------
                                                       41,248,177
                                                     ------------

Paper and Allied Products - 1.54%
 Kimberly-Clark Corporation,
   3.92%, 7-12-01 ........................    23,027   22,999,419
                                                     ------------

Printing and Publishing - 1.30%
 Tribune Co.:
   3.62%, 8-1-01 .........................     8,550    8,523,348
   3.74%, 8-3-01 .........................    11,000   10,962,288
                                                     ------------
                                                       19,485,636
                                                     ------------

Transportation Equipment - 0.67%
 Textron Inc.,
   3.75%, 7-13-01 ........................    10,000    9,987,500
                                                     ------------

Wholesale Trade - Nondurable Goods - 0.67%
 Enron Corp.,
   3.9%, 7-13-01 .........................    10,000    9,987,000
                                                     ------------

Total Commercial Paper - 29.23%                       436,755,538
                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2001
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.67%
 Nondepository Institutions
 ED&F Man Finance Inc. (Rabobank Nederland),
   3.98%, 7-16-01 ........................   $10,000$   9,983,417
                                                     ------------

Municipal Obligation - 0.43%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   4.15%, 7-2-01 .........................     6,493    6,493,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 30.33%                $ 453,231,955
 (Cost: $453,231,955)

TOTAL INVESTMENT SECURITIES - 100.78%              $1,505,851,754
 (Cost: $1,277,325,591)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.78%)   (11,611,855)

NET ASSETS - 100.00%                               $1,494,239,899


Notes To Schedule of Investments

    *No income dividends were paid during the preceding 12 months.
(A) As of June 30, 2001, the following written call options were outstanding (See Note 6 to financial statements):

                      Contracts
     Underlying       Subject     Expiration Month/Premium Market
     Security         to Call     Exercise PriceReceived    Value
-----------------------           ----------------------------------- ------
Genzyme Corporation -
  General Division    3,716         August/60   $583,392$1,337,760
Harley-Davidson, Inc. 1,700                    August/45  266,891     748,000
                      -----                    ------------------
                      5,416                     $850,283$2,085,760
                      -----                    ------------------

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
NEW CONCEPTS FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) ..................................... $1,505,852
 Cash   ................................................          1
 Receivables:
   Fund shares sold ....................................        857
   Dividends and interest ..............................        455
 Prepaid insurance premium  ............................         10
                                                         ----------
    Total assets  ......................................  1,507,175
LIABILITIES                                              ----------
 Payable for investment securities purchased ...........      7,882
 Payable to Fund shareholders  .........................      2,148
 Outstanding call options at market (Note 6) ...........      2,086
 Accrued transfer agency and dividend disbursing (Note 2)       404
 Accrued service fee (Note 2)  .........................        246
 Accrued management fee (Note 2)  ......................         66
 Accrued distribution fee (Note 2)  ....................         42
 Accrued accounting services fee (Note 2)  .............         10
 Other  ................................................         51
                                                         ----------
    Total liabilities  .................................     12,935
                                                         ----------
      Total net assets ................................. $1,494,240
NET ASSETS                                               ==========
 $1.00 par value capital stock
   Capital stock ....................................... $  171,343
   Additional paid-in capital ..........................  1,197,225
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income......          6
   Distribution in excess of net realized loss
    on investment transactions  ........................   (101,625)
   Net unrealized appreciation in value of investments..    228,526
   Net unrealized depreciation in value of written call
    options  ...........................................     (1,235)
    Net assets applicable to outstanding units           ----------
      of capital ...................................     $1,494,240
Net asset value per share (net assets divided            ==========
 by shares outstanding):
 Class A  ..........................................          $8.73
 Class B  ..........................................          $8.52
 Class C  ..........................................          $8.53
 Class Y  ..........................................          $8.82
Capital shares outstanding:
 Class A  ..........................................        162,134
 Class B  ..........................................          4,749
 Class C  ..........................................            795
 Class Y  ..........................................          3,665
Capital shares authorized ..........................        300,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
NEW CONCEPTS FUND
(In Thousands)                          For the fiscalFor the fiscal
                                         period ended   year ended
                                           June 30,      March 31,
                                             2001          2001
INVESTMENT LOSS                         ------------  ------------
Income (Note 1B):
 Interest and amortization  ............    $  4,577     $ 10,640
 Dividends  ............................         700        2,921
                                           ---------    ---------
   Total income ........................       5,277       13,561
Expenses (Note 2):                         ---------    ---------
 Investment management fee  ............       3,048       14,646
 Transfer agency and dividend disbursing:
   Class A..............................         992        3,777
   Class B..............................          73          243
   Class C..............................          12           40
 Service fee:
   Class A..............................         735        3,960
   Class B..............................          24           96
   Class C..............................           4           17
 Distribution fee:
   Class A..............................         118          310
   Class B..............................          72          289
   Class C..............................          12           51
 Accounting services fee  ..............          30          111
 Custodian fees  .......................          12          125
 Audit fees  ...........................          11           17
 Shareholder servicing - Class Y  ......          10           30
 Legal fees  ...........................         ---*          19
 Other  ................................         167          331
                                           ---------    ---------
   Total expenses ......................       5,320       24,062
                                           ---------    ---------
    Net investment loss  ...............         (43)     (10,501)
REALIZED AND UNREALIZED GAIN (LOSS) ON     ---------    ---------
INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on securities .      (1,968)      35,213
Realized net gain (loss) on foreign currency
 transactions ..........................          62           (7)
Realized net gain on written call options      2,336       10,862
                                           ---------    ---------
 Realized net gain on investments  .....         430       46,068
Unrealized appreciation (depreciation) in  ---------    ---------
 value of securities during the period       150,036     (758,173)
Unrealized appreciation (depreciation) in value of written
 call options during the period  .......      (3,354)       2,119
   Unrealized appreciation (depreciation) in---------   ---------
   value of investments during the period    146,682     (756,054)
                                           ---------    ---------
   Net gain (loss) on investments ......     147,112     (709,986)
    Net increase (decrease) in net assets  ---------    ---------
     resulting from operations  ........    $147,069    $(720,487)
                                           =========    =========
      *Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
NEW CONCEPTS FUND
(In Thousands)                        For the     For the fiscal
                                      fiscal        year ended
                                   period ended     March 31,
                                     June 30,    -----------------
                                       2001        2001      2000
INCREASE (DECREASE) IN NET ASSETS    ---------    ------    ------
 Operations:
   Net investment loss ............      $(43)  $ (10,501)  $  (9,423)
   Realized net gain on investments       430      46,068     282,434
   Unrealized appreciation
    (depreciation) ................   146,682    (756,054)    530,512
                                   ----------  ----------  ----------
    Net increase (decrease) in net assets
      resulting from operations ...   147,069    (720,487)    803,523
                                   ----------  ----------  ----------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A  ......................       ---         ---         ---
    Class B  ......................       ---         ---         ---
    Class C  ......................       ---         ---         ---
    Class Y  ......................       ---         ---         ---
   From realized gains on securities
    transactions:
    Class A  ......................       ---    (222,851)   (149,021)
    Class B  ......................       ---      (5,702)       (616)
    Class C  ......................       ---        (950)        (89)
    Class Y  ......................       ---      (2,271)     (1,793)
   In excess of realized capital gains:
    Class A  ......................       ---     (98,075)        ---
    Class B  ......................       ---      (2,507)        ---
    Class C  ......................       ---        (406)        ---
    Class Y  ......................       ---      (1,011)        ---
                                   ----------  ----------  ----------
                                          ---    (333,773)   (151,519)
                                   ----------  ----------  ----------
 Capital share transactions
   (Note 5) .......................     4,920     357,197     403,326
                                   ----------  ----------  ----------
    Total increase (decrease)  ....   151,989    (697,063)  1,055,330
NET ASSETS
 Beginning of period ............ . 1,342,251   2,039,314     983,984
                                   ----------  ----------  ----------
 End of period  ...................$1,494,240  $1,342,251  $2,039,314
                                   ==========  ==========  ==========
   Undistributed net investment
    loss  .........................      $(43)        $(7)       $---
                                        =====        ====        ====
                 *See "Financial Highlights" on pages 18 - 21.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*
                   For the
                    fiscal
                    period    For the fiscal year ended March 31,
                     ended    -----------------------------------
                    6-30-01    2001   2000    1999   1998    1997
Net asset value,  ---------  ------ ------  ------ ------  ------
 beginning of
 period  ........... $ 7.85  $15.07 $ 9.52   $9.24  $6.80   $7.73
                     ------  ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...   0.00   (0.06) (0.09)  (0.00)  0.01    0.03
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.88   (4.74)  6.96    1.54   3.29   (0.64)
                     ------  ------ ------   -----  -----   -----
Total from investment
 operations  .......   0.88   (4.80)  6.87    1.54   3.30   (0.61)
                     ------  ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.00) (0.00)  (0.01) (0.01)  (0.03)
 From capital gains   (0.00)  (1.68) (1.32)  (1.25) (0.85)  (0.29)
 In excess of capital
   gains ...........  (0.00)  (0.74) (0.00)  (0.00) (0.00)  (0.00)
                     ------  ------ ------   -----  -----   -----
Total distributions.  (0.00)  (2.42) (1.32)  (1.26) (0.86)  (0.32)
Net asset value,     ------  ------ ------   -----  -----   -----
 end of period  ....   $8.73 $ 7.85 $15.07   $9.52  $9.24   $6.80
                     ======  ====== ======   =====  =====   =====
Total return**......  11.21% -35.27% 74.61%  17.83% 51.44%  -8.38%
Net assets, end
 of period (in
 millions) ......... $1,415  $1,275 $1,984    $972   $779    $501
Ratio of expenses
 to average net
 assets  ...........   1.44%***1.36%  1.32%   1.29%  1.25%   1.27%
Ratio of net investment
 income (loss) to average
 net assets  .......   0.02%***-0.58%-0.66%  -0.04%  0.06%   0.39%
Portfolio turnover
 rate  .............  16.34%  89.35%127.31%  48.95% 38.51%  38.82%
  *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                   For the         For the         period
                    fiscal          fiscal           from
                    period            year        10-4-99*
                     ended           ended        through
                    6-30-01        3-31-01        3-31-00
                    -------        -------        -------
Net asset value,
 beginning of period $ 7.69         $14.98         $10.69
                     ------         ------          -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.02)         (0.16)          0.01
 Net realized and
   unrealized gain (loss)
   on investments ..   0.85          (4.71)          5.60
                     ------         ------          -----
Total from investment
 operations  .......   0.83          (4.87)          5.61
                     ------         ------          -----
Less distributions:
 From net investment
   income ..........  (0.00)         (0.00)         (0.00)
 From capital gains   (0.00)         (1.68)         (1.32)
 In excess of capital
   gains ...........  (0.00)         (0.74)         (0.00)
                     ------         ------          -----
Total distributions   (0.00)         (2.42)         (1.32)
                     ------         ------          -----
Net asset value,
 end of period  ....  $8.52         $ 7.69         $14.98
                     ======         ======         ======
Total return .......  10.79%        -35.99%         54.60%
Net assets, end of
 period (in
 millions)  ........    $40            $35            $28
Ratio of expenses to
 average net assets    2.67%**        2.51%          2.40%**
Ratio of net investment
 loss to average
 net assets  .......  -1.21%**       -1.71%         -1.73%**
Portfolio turnover
 rate  .............  16.34%         89.35%        127.31%**
 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                    For the        For the         period
                     fiscal         fiscal           from
                     period           year        10-4-99*
                      ended          ended        through
                    6-30-01        3-31-01        3-31-00
                    -------        -------        -------
Net asset value,
 beginning of period $ 7.70         $14.99         $10.69
                     ------         ------          -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....  (0.02)         (0.16)          0.02
 Net realized and
   unrealized gain (loss)
   on investments ..   0.85          (4.71)          5.60
                     ------         ------          -----
Total from investment
 operations  .......   0.83          (4.87)          5.62
                     ------         ------          -----
Less distributions:
 From net investment
   income ..........  (0.00)         (0.00)         (0.00)
 From capital gains   (0.00)         (1.68)         (1.32)
 In excess of capital
   gains ...........  (0.00)         (0.74)         (0.00)
                     ------         ------          -----
Total distributions   (0.00)         (2.42)         (1.32)
                     ------         ------          -----
Net asset value,
 end of period  ....  $8.53         $ 7.70         $14.99
                     ======         ======         ======
Total return .......  10.78%        -35.96%         54.71%
Net assets, end of
 period (in
 millions)  ........     $7             $6             $5
Ratio of expenses to
 average net assets    2.66%**        2.47%          2.30%**
Ratio of net investment
 loss to average
 net assets  .......  -1.20%**       -1.67%         -1.62%**
Portfolio turnover
 rate  .............  16.34%         89.35%        127.31%**
 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
NEW CONCEPTS FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                   For the
                    fiscal
                    period    For the fiscal year ended March 31,
                     ended    -----------------------------------
                    6-30-01    2001   2000    1999   1998    1997
                  ---------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period $ 7.93  $15.14 $ 9.53   $9.25  $6.80   $7.74
                     ------  ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...   0.00   (0.03) (0.05)   0.03   0.03    0.05
 Net realized and
   unrealized gain (loss)
   on investments...   0.89   (4.76)  6.98    1.54   3.30   (0.65)
                     ------  ------ ------   -----  -----   -----
Total from investment
 operations ........   0.89   (4.79)  6.93    1.57   3.33   (0.60)
                     ------  ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income...........  (0.00)  (0.00) (0.00)  (0.04) (0.03)  (0.05)
 From capital gains   (0.00)  (1.68) (1.32)  (1.25) (0.85)  (0.29)
 In excess of capital
   gains ...........  (0.00)  (0.74) (0.00)  (0.00) (0.00)  (0.00)
                     ------  ------ ------   -----  -----   -----
Total distributions.  (0.00)  (2.42) (1.32)  (1.29) (0.88)  (0.34)
                     ------  ------ ------   -----  -----   -----
Net asset value,
 end of period .....  $8.82   $7.93 $15.14   $9.53  $9.25   $6.80
                     ======  ====== ======   =====  =====   =====
Total return .......  11.22% -35.01% 75.17%  18.29% 51.83%  -8.12%
Net assets, end of
 period (in
 millions)  ........    $32     $26    $22     $12    $11      $8
Ratio of expenses
 to average net
 assets ............   1.07%** 1.03%  1.02%   0.95%  0.96%   0.97%
Ratio of net
 investment income
 (loss) to average
 net assets  .......   0.39%**-0.21% -0.36%   0.29%  0.35%   0.69%
Portfolio
 turnover rate .....  16.34%  89.35%127.31%  48.95% 38.51%  38.82%
 *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
**Annualized.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from March
31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2001, $6,111 was reclassified between accumulated undistributed net investment income and distribution in excess of net realized loss on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

F.   Options -- See Note 6 - Options.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $945,291. During the period ended June 30, 2001, W&R received $15,768 and $287 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $613,525 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $10,746, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $170,037,767, while proceeds from maturities and sales aggregated $252,522,959. Purchases of options aggregated $2,005,270, while proceeds from options aggregated $2,730,779. Purchases of short-term securities aggregated $2,668,902,150, while proceeds from maturities and sales aggregated $2,549,532,553. No U.S. Government securities were bought or sold during the period ended June 30, 2001.

For Federal income tax purposes, cost of investments owned at June 30, 2001 was $1,281,361,562, resulting in net unrealized appreciation of $224,490,192, of which $288,070,398 related to appreciated securities and $63,580,206 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $99,669,069 during the fiscal period ended June 30, 2001, which included the effect of certain losses recognized from the prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at June 30, 2009. Remaining capital gain net income from the fiscal year ended March 31, 2001 will be distributed to the Fund's shareholders.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). During the fiscal period ended June 30, 2001, the Fund recognized post-October losses of $99,975,099 that had been deferred from the fiscal year ended March 31, 2001.

 NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                            For the
                             fiscal        For the fiscal
                             period    year ended March 31,
                              ended  --------------------------
                            6-30-01          2001          2000
                       ------------  ------------  ------------
Shares issued from sale of shares:
 Class A  ............       21,206        112,862       76,177
 Class B  ............          415          2,410        1,843
 Class C  ............           81            444          367
 Class Y  ............       12,189         10,754          475
Shares issued from reinvestment
 of capital gains distribution:
 Class A  ............          ---         31,343       11,409
 Class B  ............          ---            833           48
 Class C  ............          ---            137            7
 Class Y  ............          ---            327          139
Shares redeemed:
 Class A  ............      (21,458)      (113,452)     (57,998)
 Class B  ............         (170)          (609)         (22)
 Class C  ............          (45)          (186)         (10)
 Class Y  ............      (11,874)        (9,202)        (411)
                             ------         ------       ------
Increase in outstanding
 capital shares  .....          344         35,661       32,024
                             ======         ======       ======
Value issued from sale of shares:
 Class A  ............     $180,226     $1,284,276   $1,022,613
 Class B  ............        3,429         28,555       26,532
 Class C  ............          686          5,254        5,432
 Class Y  ............      105,359        105,200        5,962
Value issued from reinvestment
 of capital gains distributions:
 Class A  ............          ---        312,494      146,603
 Class B  ............          ---          8,162          616
 Class C  ............          ---          1,346           89
 Class Y  ............          ---          3,282        1,793
Value redeemed:
 Class A  ............     (182,338)    (1,290,357)    (800,566)
 Class B  ............       (1,385)        (6,527)        (330)
 Class C  ............         (374)        (2,116)        (165)
 Class Y  ............     (100,683)       (92,372)      (5,253)
                           --------     ----------   ----------
Increase in outstanding
 capital  ............       $4,920     $  357,197   $  403,326
                           ========     ==========   ==========

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Transactions in call options written were as follows:

                              Number of        Premium
                              Contracts       Received
                              ---------      ----------
     Outstanding at
        March 31, 2001            14,174    $ 4,870,338
     Options written              11,038      2,730,779
     Options terminated
       in closing purchase
       transactions               (9,827)    (3,752,560)
     Options exercised            (7,158)    (2,409,390)
     Options expired              (2,811)      (588,884)
                               ---------    -----------
     Outstanding at
       June 30, 2001               5,416     $  850,283
                               =========    ===========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") as of June 30, 2001, and the related statements of operations for the fiscal period from April 1, 2001 through June 30, 2001 and the fiscal year ended March 31, 2001, the statements of changes in net assets for the fiscal period from April 1, 2001 through June 30, 2001 and each of the two fiscal years in the period ended March 31, 2001, and the financial highlights for the fiscal period from April 1, 2001 through June 30, 2001 and for each of the five fiscal years in the period ended March 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors New Concepts Fund, Inc. as of June 30, 2001, the results of its operations for the fiscal period from April 1, 2001 through June 30, 2001 and the fiscal year ended March 31, 2001, the changes in its net assets for the fiscal period from April 1, 2001 through June 30, 2001 and each of the two fiscal years in the period ended March 31, 2001, and the financial highlights for the fiscal period from April 1, 2001 through June 30, 2001 and for each of the five fiscal years in the period ended March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

INCOME TAX INFORMATION

Normally, dividends and/or distributions are paid to shareholders of the Fund annually in December. No dividends and/or distributions were paid to shareholders during the fiscal period from April 1, 2001 through June 30, 2001.


Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.


DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Kimberly A. Scott, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.




FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1012A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.